75
1938
Years of Service
2013
FRANK'S®
INTERNATIONAL
Manufacture
Remote Tong System
1250 Ton Drill Pipe Elevator
FX-350 Top Drive Casing Running Tool
Customer & Employee Feedback-Driven Design
Genesis 7000 Remote Tong System
Riser Tong
Design
Deploy

Investor Presentation Investor Presentation Fourth Quarter 2013 Fourth Quarter 2013 0 Exhibit 99.1

Corporate Information

Keith Mosing
Chairman, President and CEO
John Walker
Vice President,
International Operations
John Sinders
Senior Vice President,
Finance and Investor Relations
Mark Margavio
Vice President and CFO
Thomas Dunavant
Investor Relations Manager
Ph: (713) 358-7343
thomas.dunavant@franksintl.com
Frank’s International N.V.
10260 Westheimer,  Suite 700
Houston, TX 77042
www.franksintl.com
Disclaimer
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include statements, estimates and projections regarding the Company’s future business strategy and prospects for growth, cash flows and liquidity, financial strategy, budget, projections and operating results, the amount, nature and timing of capital expenditures, the availability and terms of capital, the level of activity in the oil and gas industry, volatility of oil and gas prices, unique risks associated with offshore operations, political, economic and regulatory uncertainties in international operations, the ability to develop new technologies and products, the ability to protect intellectual property rights, the ability to employ and retain skilled and qualified workers, the level of competition in the Company’s industry and other guidance. These statements are based on certain assumptions made by the Company based on management’s experience, expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate.
Forward-looking statements are not guarantees of performance. Although the Company believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Moreover, such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include the factors discussed or referenced in the “Risk
Factors” section of the Company’s prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on
August 9, 2013 and its subsequent filings with the SEC. Accordingly, you should not place undue reliance on any of the
Company’s forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law, and we caution you not to rely on them unduly.
This presentation includes the non-GAAP financial measures of Adjusted EBITDA and Adjusted EBITDA margin, which may be used periodically by management when discussing the Company’s financial results with investors and analysts.
Adjusted EBITDA and Adjusted EBITDA margin are presented because management believes these metrics provide additional information relative to the performance of the Company’s business. These metrics are commonly employed by financial analysts and investors to evaluate the operating and financial performance of the Company from period to period and to compare it with the performance of other publicly traded companies within the industry. You should not consider Adjusted EBITDA and Adjusted EBITDA margin in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Because Adjusted EBITDA and Adjusted EBITDA margin may be defined differently by other companies in the Company’s industry, the Company’s presentation of Adjusted EBITDA and Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. For a reconciliation of each to the nearest comparable measure in accordance with GAAP, please see the Appendix.

Outline 2 FI Overview Industry Update – Rig Counts FI Business Segments Services US Land Offshore (US and International) Tubular Sales Financial Update

Frank’s: A Leading Global Provider of Tubular Services
Tubular Services Critical to Drilling
and Completion
Frank’s is a Market Leader
Frank’s Financial Results
Demonstrate Value
$3.3 bn market growing at ~13% / year
(1)
Key to successful and safe well completion
Requires specialized equipment and
capabilities – especially offshore
Minimizes costly rig time when performed
efficiently and properly
#1 or #2 market share in all major oil and gas
markets
(1)
69% of revenue generated offshore
Proprietary equipment – 104 patents granted
and 37 currently pending (U.S.)
Global footprint with blue chip customer base
Reputation earned over eight decades
$1,056 mm of revenue in 2012
(3)
$447 mm of 2012 Adjusted EBITDA
(2)
– 42% Adjusted EBITDA margin
(2)
Less than $1mm debt
1% annualized dividend yield
3
1) “Casing & Tubing Running Market” analysis prepared by Spears & Associates, May 2013.
2) Adjusted EBITDA is a non-GAAP financial measure.  See reconciliation of net income to adjusted EBITDA included in the appendix.
3) Not Adjusted for Discontinued Operations.
Frank’s Unique Set of Capabilities
Focused Provider of Tubular Services
Innovate Well Solutions
Deeper Wells/Deeper Water Depth
Hostile Environments
Remote Geographies

($000)
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$2,100
<$50
Onshore Well
Deep Water GOM Well

Offshore
69%
Onshore
31%

Offshore
82%
Onshore
18%

Offshore
51%
Onshore
49%

Offshore
75%
Onshore
25%

Strong Position in Deep Water Markets
Frank’s Offshore Exposure (% of Total Revenue) Typical Industry Casing Costs per Well
(2)
Frank’s Offshore Exposure By Segment
(3)
1) Per IHS.
2) “Casing & Tubing Running Market” analysis prepared by Spears & Associates, May 2013.
3) 2012 revenue by segment.
Opportunity for continued growth in offshore drilling with more than 60% of deep water reserves currently in appraisal, developing or discovery status
(1)
$467 mm
International Services
$423 mm
U.S. Services
$166 mm
Pipe and Products

Focused Provider of Tubular Services
Structural String
Conductor String
Surface Casing
Intermediate Casing
Liner Strings
Production Liner
and Tie Back
String
7” x 9 7/8” @ 19,000’
Rig Floor 75’
36” @ 5,000’
28” @ 6,000’
22” @ 8,000’
18” @ 9,000’
16” @ 12,000’
13 5/8” @ 13,000’
11 7/8” @ 17,000’
9 7/8” @ 18,000’
Proper well construction helps ensure well integrity, safety and productivity

Onshore Well
Offshore Well

Cobra – Completion
Control Line
Manipulating System
Solutions – Frank’s Proprietary Tools
Fluid Grip
Automated Tong
1250 Ton Landing
String Handling
Tools
Clamp Type
Elevator
Specialized Tools Provide Unique Solutions
Over 100 patents issued and 37 patents pending
Automated Tong
Cassette System
FX-350 Top Drive
Casing Running
Tool
Challenge
Onshore
Offshore
Horizontal drilling
Longer laterals
Automated rigs
Deeper water
Deeper wells
Very heavy casing and
landing strings
Dual mast rigs,
automated rig floor
Corrosion-resistant
alloy tubulars
Downhole instruments
and valves with control
cables

Deepest Completed Well Casing and landing string installation for the Chevron Northwood well in the U.S. Gulf of Mexico, to a total depth of 31,866 feet in a water depth of 6,000 feet (2013) 7

Greatest Hook Load
Broke our own record for
greatest hook load recorded at
1,140 tons while lifting 24,500
feet of combined casing and
landing string for Shell’s
Stones development in the
U.S. Gulf of Mexico (2012)

Hostile Environment
Selected for BP’s Shah Deniz
Project, an ongoing multiple
well project offshore of
Azerbaijan due to its ability to
provide “zero marking”
handling of corrosion-resistant
alloy tubulars (2006 – present)

RELIEF WELL #2
DISCOVERY ENTERPRISE DRILL SHIP
RELIEF WELL #1
RELIEF WELLS &
SUBSEA CONTAINMENT
5,000 ft.
10,000 ft.
CURRENT PROGRESS
CURRENT PROGRESS

Well Integrity Provided all tubular services for the relief well drilled by BP to contain the Macondo well in the U.S. Gulf of Mexico (2010) 10

Outline 11 FI Overview Industry Update – Rig Counts FI Business Segments Services US Land Offshore (US and International) Tubular Sales Financial Update

Worldwide Offshore Rig Count Continues to Increase
Total Semi-Submersible and Drillship count increasing 8% in 2014
Anticipated Newbuilds
2014 – 27 Drillships and 6 Semi-Submersibles
Gulf of Mexico rig activity increasing with 8 newbuilds – all Drillships
2015 – 17 Drillships and 7 Semi-Submersibles
12
Source: ISI, RigLogix
Note: Rig count is average for 4    quarter
th
270
285
307
326
29
30
32
34
0
50
100
150
200
250
300
350
400
2012 2013 2014e 2015e
Contracted Not Contracted
299
315
339
360

1600
1400
1200
1000
800
600
400
200
0
Average total rig count
2011
2012
2013
Oil
Gas

US Land Rig Count Decreasing

Overall US Land rig count has decreased with a decline in gas rigs
Horizontal drilling has steadily increase from 2011 to 2013, averaging 62.4% of rigs
Overall well count has remained flat at 9,175 for 3Q13
Source: Baker Hughes IR

Outline 14 FI Overview Industry Update – Rig Counts FI Business Segments Services US Land Offshore (US and International) Tubular Sales Financial Update

Lower 48 states shale plays
Niobrara*
Montana Thrust Belt
Bakken***
Heath**
Cody
Williston Basin
Big Horn Basin
Powder River Basin
Gammon
Hilliard-Baxter-Mancos
Mowry
Greater Green River Basin
Niobrara*
Park Basin
Uinta Basin
Manning Canyon
Mancos
Hermosa
Piceance Basin
Denver Basin
Forest City Basin
Michigan Basin
Antrim
Appalachian Basin
Devonian (Ohio)
Marcellus
Utica
Illinois Basin
New Albany
San Joaquin Basin
Monterey-Temblor
Paradox Basin
Lewis
San Juan Basin
Pierre
Raton Basin
Excello-Mulky
Cherokee Platform
Woodford
Anadarko Basin
Fayetteville
Chattanooga
Monterey
Santa Maria, Ventura, Los Angeles Basins
Palo Duro Basin
Bend
Ardmore Basin
Arkoma Basin
Black Warrior Basin
Conasauga
Floyd-Neal
Valley & Ridge Province
Avalon-Bone Spring
Permian Basin
Barnett
Ft. Worth Basin
TX-LA-MS Salt Basin
Tuscaloosa
Barnett-Woodford
Marfa Basin
Eagle Ford
Haynesville-Bossier
Pearsall
Western Gulf
Miles
0 100 200 300 400
N
Shale plays
Current plays
Prospective plays
Stacked plays
Shallowest/ youngest
Intermediate depth/ age
Deepest/ oldest
Basins
* Mixed shale & chalk play
** Mixed shale & limestone play
***Mixed shale & tight dolostone-siltstone-sandstone
eia

Source: Energy Information Administration based on data from various published studies.
Updated: May 9, 2011

US Land Segment

Competitive environment -
Increased pricing pressure
Recent revenue decline –
focused on maintaining
margins
More complex well
architecture in oil basins
creates opportunity for FI
FI has ability to relocate
crews and equipment to
areas of demand

Offshore (Gulf of Mexico and International)

Increasing deep and ultra-deep
rig count
Deep and Ultra-Deep water
drilling increases well
complexity
FI has high market share in deep
and ultra-deep water
Opportunity for FI to growth
geographically
YTD Revenue growth in US
Offshore and International
markets

Tubular Sales Segment (Formerly Pipe & Products)

Specialize in large OD pipe for
conductor casing and TLP
tendons
Manufacture a range of
connectors for large OD pipe
(20”–36”+)
80 acre Port of Iberia facility

Global Footprint Provides Access to Attractive Markets
Frank’s U.S. Operations
Frank’s International
Operations

Over 90 sales and support offices in 60 countries
Operations in nearly all major markets

Outline 19 FI Overview Industry Update – Rig Counts FI Business Segments Services US Land Offshore (US and International) Tubular Sales Financial Update

Financial & Investment Highlights
Attractive End-Markets Driven by Continued Oil & Gas Exploration
and Development
Global Market Leader
Focused Service Provider with Unique Engineering Capabilities and Favorable Reputation
Strong Position in Deep Water Offshore Markets
Historically Maintenance CapEx has averaged 5-7% of revenue
Strong Free Cash Flow Generation Supports Dividend

3    Quarter and YTD Highlights
Growth in US Offshore offset by decline in US Land
$8 million in bad debt expense relating to Latin America
$40 million YTD increase in Tubular Sales deferred revenue
21
Sep 30, Sep 30,
2013
Q/Q Y/Y
2013
Y/Y
Revenue from External Customers
International Services 121,680 $ 0.7% 5.0% 353,041 $ 4.0%
U.S. Services 108,126    -6.5% -3.7% 321,295    1.8%
Tubular Sales 40,296      -28.7% 5.3% 121,314    11.1%
Total 270,102 $ -7.8% 1.4% 795,650 $ 4.1%
Segment Adjusted EBITDA:
International Services 48,752 $   -10.4% -12.9% 153,134 $ -7.7%
U.S. Services 47,215      -20.6% -17.4% 149,494    0.2%
Tubular Sales 5,338       -62.0% 116.6% 25,893      61.3%
Corporate and other (33)           - - 3              -
Total 101,272 $ -21.0% -12.4% 328,524 $ -0.8%
EBITDA margin
International Services 40.1% 43.4%
U.S. Services 43.7% 46.5%
Tubular Sales 13.2% 21.3%
Total 37.5% 41.3%
Three Months Ended Nine Months Ended
rd

$1,200
$900
$600
$300
$0
(Revenue in $ mm)
50%
40%
30%
20%
10%
(% Adj EBITDA Margin)
(2)
$303
$369
$436
$532
$602
$724
34%
$518
28%
$608
30%
$739
34%
$1,056
42%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Expected
Frank's Revenue
Adjusted EBITDA Margin
FRANK'S
INTERNATIONAL

Increasing Well Complexity Driving Financial Results
Numerous Domestic Acquisitions
Accelerated International Expansion
Financial Crisis / GOM
Moratorium
Increasing Well Complexity
1) Adjusted EBITDA is a non-GAAP financial measure.  See reconciliation of net income to adjusted EBITDA included in the appendix.
2) Not Adjusted for Discontinued Operations.

$1,510
$1,425
$1,340
$1,243
$1,075
$875
$3,050
$2,800
$2,475
$2,074
$1,725
$1,600
$4,560
$4,225
$3,815
$2,800
$2,475
$3,317
$0
$1,000
$2,000
$3,000
$4,000
$5,000
2010 2011 2012 2013E 2014E 2015E
Onshore Offshore
$2,175
$2,025
$1,765
$1,600
$1,275
$1,050
$2,385
$2,200
$2,050
$1,717
$1,525
$1,425
$4,560
$4,225
$3,815
$2,800
$2,475
$3,317
$0
$1,000
$2,000
$3,000
$4,000
$5,000
2010 2011 2012 2013E 2014E 2015E
North America International
Tubular Services: A Growing Market Worldwide
Source: “Casing & Tubing Running Market” analysis prepared by Spears & Associates, May 2013.
Tubular Services Market By Geography Tubular Services Market by Location

($mm)
($mm)

Mtoe
20,000
18,000
16,000
14,000
12,000
47% Growth 2010 - 2035
2010
2020
2030
2035

(# rigs)
180
150
120
90
60
30
0
43% Growth
113
162
2012
2013-2014

$bn
$600
$500
$400
$300
$200
$100
$0
7.7% CAGR
$287
$326
$343
$374
$398
$424
$452
$482
2011
2012
2013
2014
2015
2016
2017
2018

$bn
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
12.2% CAGR
$80
$101
$115
$127
$138
$151
$165
$180
2011
2012
2013
2014
2015
2016
2017
2018

FRANK'S INTERNATIONAL

Attractive End Markets Driven by Energy Growth and Development
Projected Global Energy Demand
Global Offshore Equipment & Service Market
Source: IEA Energy Outlook 2012.
DW Rigs - 5 Largest Offshore Drillers
Global Oilfield Equipment & Service Market
Source: “Casing & Tubing Running Market” analysis prepared by
Spears & Associates, May 2013.
Source: “Casing & Tubing Running Market” analysis prepared by
Spears & Associates, May 2013.
Source: “Casing & Tubing Running Market” analysis prepared by
Spears & Associates, May 2013.

Questions? 25